CONVERTIBLE LOANS	12 Months Ended
Mar. 31, 2022
CONVERTIBLE LOANS

30 CONVERTIBLE LOANS

On 7 March 2022, Eqonex Limited entered into a $36 million convertible loan agreement with Bifinity (the “Loan”). The Loan carries an interest charge of 4% per annum. The Loan will be drawn down in monthly $3 million installments during the first quarter, commencing on March 15, 2022, and $9 million per quarter, in advance, for the remaining three quarters. The Loan must be repaid 18 months after each drawdown or can be converted by Bifinity at any time, at their option, into shares of Eqonex Limited. The Loan can be converted into equity at a share price of $1.89. However, Bifinity may not exercise its conversion right to the extent that to do so would cause any breach by the Group of any law or regulation applicable to it or, unless a requisite waiver from the provisions of the Singapore Code on Take-overs and Mergers has been obtained, cause Bifinity to hold more than 29.9% of the entire issued share capital of the Group. If and when issued, such Ordinary Shares will rank pari passu in all respects with the then existing ordinary shares of the Group.

Under the terms of the Loan, Bifinity has the right to nominate for appointment the Chief Executive Officer, Chief Financial Officer and Chief Legal Officer for Eqonex. Pursuant to such right, the Board has appointed the nominees of Bifinity for Chief Executive Officer, Chief Financial Officer and, in lieu of appointing the Chief Legal Officer, has appointed a Chief Corporate Affairs Officer. Bifinity has also appointed two members to the Eqonex board, pursuant to the terms of the loan agreement.

Subsequent to the end of the reporting period, the second tranche of the Loan in the amount of $3,000,000 has been drawn down by the Group and were paid by Bifinity on April 19, 2022.